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                                                                   EXHIBIT 10.29


This instrument prepared by                 The maximum principal indebtedness
LeeAnne M. Cox                              for Tennessee recording tax purposes
Burch, Porter & Johnson, PLLC         is $_______________.  See affidavit
50 North Front, Suite 800                   attached.
Memphis, TN  38103


                                DEED OF TRUST,
                     SECURITY AGREEMENT, AND FIXTURE FILING


         THIS DEED OF TRUST, SECURITY AGREEMENT, AND FIXTURE FILING (the "DEED OF TRUST"), made and entered into as of the 15th day of September, 1997, by and between SOUTHWESTERN ICE, INC., a Texas corporation, in favor of DAVID J. HARRIS, JR., AND C. THOMAS CATES, both residents of Shelby County, Tennessee, Trustees ("TRUSTEE"; said term collectively referring always to the named Trustees and their respective successors in Trust), for the use and benefit of Agent and all other Banks (as defined below) who are collectively referred to as "BENEFICIARY", said term referring always to the lawful owner and holder of the indebtedness secured hereby.


                                   ARTICLE 1

         1.01 CERTAIN DEFINITIONS. In addition to the other terms defined herein, each of the following terms shall have the meaning assigned to it:

                 "AGENT" - The Frost National Bank, a national banking association, in its capacity as agent for the Banks, and its successors and assigns.

                 "BANKS" - Collectively, each of the financial institutions listed on the signature pages to the Credit Agreement, together with each other person or entity becoming a Bank pursuant thereto from time to time, and their respective successors and assigns.

                 "BORROWER" - Packaged Ice, Inc., a Texas corporation.

                 "GRANTOR" - Southwestern Ice, Inc., a Texas corporation, and its successors and assigns.

                 "CREDIT AGREEMENT" - that certain Credit Agreement dated as of the date hereof, executed by and among Borrower, The Frost National Bank, as Agent and as Bank, and the other Banks named therein, as amended, supplemented, modified, restated or extended from time to time.

                 "PROMISSORY NOTES" - Each Revolving Credit Note (as such term is defined in the Credit Agreement) executed by Borrower jointly and severally payable to the order of any Bank, evidencing loans advanced to Borrower under the Credit Agreement, in an aggregate principal face amount of $20,000,000, bearing interest as therein provided, containing a provision for the payment of a reasonable additional amount as attorneys' fees, and finally maturing on April 15, 2003, together with any renewals, increases, extensions, restatements, or modifications thereof.


                                                    SWI TENNESSEE DEED OF TRUST

         1.02 MORTGAGED PROPERTY. For and in consideration of the sum of Ten and No/100 Dollars ($10.00), and other valuable considerations, the receipt and sufficiency thereof are hereby acknowledged, and in order to secure the indebtedness and other obligations of Borrower as hereinafter set forth, Grantor does hereby grant, bargain, sell, convey, assign, transfer, pledge, and set over unto Trustee, and the successors and assigns of Trustee, all of the following described land and interests in land, estates, easements, rights, improvements, personal property, fixtures, equipment, furniture, furnishings, appliances and appurtenances, including replacements and additions thereto (hereinafter referred to collectively as the "PREMISES"):

(a) That certain real property located in City of Memphis, Shelby County, Tennessee, more particularly described in Exhibit A attached hereto and by this reference made a part hereof (the "LAND");

(b) Any and all buildings, structures, and improvements of every nature whatsoever now or hereafter situated on the Land, and all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing, heating, lighting, ventilation, air conditioning, and sprinkling fixtures, carpeting and other floor coverings, washers, dryers, water heaters, mirrors, mantels, refrigerating plants, refrigerators, cooking apparatus and appurtenances, window screens, awnings and storm sashes, communication systems, dynamos, transformers, transmitters, satellite or microwave dishes, which are or shall be attached to said buildings, structures, land, or improvements, and all other furnishings, furniture, fixtures, machinery, equipment, appliances, and personal property of every kind and nature whatsoever now or hereafter owned by Grantor and located in, on or about, or used or intended to be used with or in connection with the use, operation or enjoyment of the Premises, including all extensions, additions, improvements, betterments, renewals and replacements, substitutions, or proceeds from a permitted sale of any of the foregoing, and all building materials and supplies of every kind now or hereafter placed or located on the Land (collectively the "IMPROVEMENTS"), all of which are hereby declared and shall be deemed to be fixtures and accessions to the Land and a part of the Premises as between the parties hereto and all persons claiming by, through or under them, and which shall be deemed to be a portion of the security for the indebtedness herein described and to be secured by this Deed of Trust;

(c) All easements, rights-of-way, strips, and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter located on the Land or under or above the same or any part or parcel thereof, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances, reversions, and remainders whatsoever, in any way belonging, relating, or appertaining to the Premises or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Borrower; and

(d) All rents, issues, profits, revenues, income, and other benefits derived from the Premises from time to time (including, without limitation, all payments under leases or tenancies, proceeds of insurance, condemnation payments, tenant security deposits and escrow funds), and all of the estate, right, title, interest, property, possession, claim, and demand whatsoever at law, as well as in equity, of Grantor of, in and to the same, reserving only the right to Grantor to collect the same so long as Grantor is not in default hereunder.




                                                    SWI TENNESSEE DEED OF TRUST
                                       2
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         TO HAVE AND TO HOLD the Premises and all parts, rights, members, and appurtenances thereof, to the use and benefit of Trustee and the successors, successors-in-title and assigns of Trustee, forever; and Grantor covenants that Grantor is lawfully seized and possessed of the Premises and has good right to convey the same, that the Premises are unencumbered except for any and all matters of record as of the date hereof.

         1.03 SECURED INDEBTEDNESS. This Deed of Trust is made to secure and enforce the payment and performance of the following promissory notes, obligations, indebtedness and liabilities and all renewals, extensions, supplements, increases, and modifications thereof in whole or in part from time to time:

                 (a) The Promissory Notes and all other notes given in substitution therefor or in modification, supplement, increase, renewal or extension thereof, in whole or in part (such notes, as from time to time renewed, extended, supplemented, increased, or modified and all other notes given in substitution therefor, or in modification, renewal or extension thereof, in whole or in part, referred to as the "NOTES"), and Agent and the other Banks, or the subsequent holders at the time in question of the Notes or any of the secured indebtedness, as hereinafter defined (being collectively herein called "HOLDERS" and individually a "HOLDER");

                 (b) All indebtedness and other obligations owed by Borrower (or Grantor) to any Holder now or hereafter incurred or arising pursuant to or permitted by the provisions of the Notes, this Deed of Trust, or any other document now or hereafter evidencing, governing, guaranteeing, securing, or otherwise executed in connection with the loans evidenced by the Notes, including, but not limited to any loan or credit agreement, tri-party financing Agreement or other agreement between Borrower and Holders, or among Borrower, Holders and any other party or parties, pertaining to the repayment or use of the proceeds of the loan evidenced by the Notes (the Credit Agreement, the Notes, this Deed of Trust, any other "Loan Papers" (as such term is defined in the Credit Agreement), and such other documents, as they or any of them may have been or may be from time to time renewed, extended, supplemented, increased or modified, being herein sometimes collectively called the "LOAN DOCUMENTS");

Should the above described indebtedness secured by this Deed of Trust (hereinafter referred to collectively as the "SECURED INDEBTEDNESS") be paid according to the tenor and effect thereof when the same shall become due and payable, and should Grantor and Borrower perform all covenants herein contained in a timely manner, then this Deed of Trust shall be canceled and released.


                                   ARTICLE II

         2.01. PAYMENT OF INDEBTEDNESS. Borrower shall pay the indebtedness evidenced by the Promissory Notes according to the tenor thereof and the remainder of the Secured Indebtedness promptly as the same shall become due. Beneficiary has not consented and will not consent to the performance of any work or the furnishing of any materials, which might be deemed to create a lien or liens superior to the lien hereof, either under Tennessee Code Annotated
Section 66-11-108, as the same may be amended from time to time, or otherwise.

         2.02 TAXES AND OTHER IMPOSITIONS. Grantor will pay, or cause to be paid, all taxes, assessments and other charges or levies imposed upon or against or with respect to the Premises or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, as the same become due and payable, including, but not limited to all ad valorem taxes assessed against the Premises





                                                    SWI TENNESSEE DEED OF TRUST
                                      3
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or any part thereof, except for any such taxes or charges being contested in good faith and by proper proceedings for which adequate reserves in accordance with generally accepted accounting principles have been taken, and shall deliver promptly to Agent such evidence of the payment thereof as Agent may reasonably require.

         2.03 INSURANCE. Grantor shall obtain and maintain at Grantor's sole expense:

(a) All risk insurance with respect to the Premises, all insurable property of grantor therein, against loss or damage by fire, lightning, windstorm, explosion, hail, tornado and such hazards as are presently included in so-called "all-risk" coverage and against such other insurable hazards as Agent may require, in an amount not less than 100% of the full replacement cost, including the cost of debris removal, without deduction for depreciation and sufficient to prevent Grantor and Agent from becoming a coinsurer, such insurance to be in Builder's Risk (non-reporting) form during and with respect to any construction on the Premises;

(b) If and to the extent any portion of the Premises is in a special flood hazard area, a flood insurance policy in an amount equal to the lesser of the principal face amount of the Notes or the maximum amount available;

(c) Commercial general public liability insurance, on an "occurrence" basis, for the benefit of Grantor and Agent as named insureds;

(d) Statutory workers' compensation insurance with respect to any work on or about the Premises; and

(e) Such other insurance on the Premises as may from time to time be reasonably required by Agent (including, but not limited to business interruption insurance, boiler and machinery insurance, earthquake insurance, and war risk insurance) and against other insurable hazards or casualty which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height, type, construction, location, use and occupancy of buildings and improvements.

All insurance policies shall be issued and maintained by insurers, in amounts, with deductibles, and in form satisfactory to Agent, and shall require not less than thirty (30) days' prior written notice to Agent of any cancellation or change of coverage. All insurance policies maintained, or caused to be maintained, by Grantor with respect to the Premises, except for public liability insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by Grantor or Agent and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured. If any insurer which has issued a policy of title, hazard, liability or other insurance required pursuant to this Deed of Trust or any other Loan Document becomes insolvent or the subject or any bankruptcy, receivership or similar proceeding or if in the Agent's reasonable opinion the financial responsibility of such insurer is or become inadequate, Grantor shall, in each instance promptly upon the request of Agent and at Grantor's expense, obtain and delivery to Agent a like policy (or, if and to the extent permitted by Agent, a certificate of insurance) issued by another insurer, which insurer and policy meet the requirements of this Deed of Trust or such other Loan Document, as the case may be. Without limiting the discretion of Agent with respect to required endorsements to insurance policies, all such policies for loss of or damage to the Premises shall contain a standard Deed of Trust clause (without contribution) naming Agent, as Agent for the Banks, as Deed of Trusts with loss proceeds payable to Agent notwithstanding (i) any act,





                                                    SWI TENNESSEE DEED OF TRUST
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failure to act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named insured; (ii) the occupation or use of the Premises for purposes more hazardous than permitted by the terms of any such policy; (iii) any foreclosure or other action by Agent under the Loan Documents; or (iv) any change in title to or in ownership of the Premises or any portion thereof, such proceeds to be held for application as provided in the Loan Documents. The originals of each initial insurance policy (or to the extent permitted by Agent, a copy of the original policy and a satisfactory certificate of insurance) shall be delivered to Agent at the time of execution of this Deed of Trust, with premiums fully paid, and each renewal or substitute policy (or certificate) shall be delivered to Agent, with premiums fully paid, at least ten (10) days before the termination of the policy it renews or replaces. Grantor shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to Agent evidence satisfactory to Agent of the timely payment thereof. If an loss occurs at any time when Grantor has failed to perform Grantor's covenants and agreements in this paragraph, Agent shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Grantor, to the same extent as if it had been made payable to Agent. Upon any foreclosure hereof or transfer of title to the Premises in extinguishment of the whole or any part of the secured indebtedness, all of grantor's right, title and interest in and to the insurance policies referred to in this Section (including unearned premiums) and all proceeds payable thereunder shall thereupon vest in the purchaser at foreclosure or other such transferee, to the extent permissible under such policies. Agent shall have the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurance for loss of or damage to the Premises, and the expenses incurred by Agent in the adjustment and collection of insurance proceeds shall be a part of the secured indebtedness and shall be due and payable to Agent on demand. Agent shall not be, under any circumstances, liable or responsible for the obtaining, maintaining or adequacy of any insurance or for failure to collect or exercise diligence in the collection of any of such proceeds or for failure to see to the proper application of any amount paid over to grantor. Any such proceeds received by Agent shall, after deduction therefrom of all reasonable expenses actually incurred by Agent, including attorneys; fees, at Agent's option by (1) released to Grantor, or (2) applied (upon compliance with such terms and conditions as may be required by Agent) to repair or restoration, either partly or entirely, of the Premises so damaged, or (3) applied to the payment of the secured indebtedness in such order and manner as Agent, in its sole discretion, may elect, whether or not due. Grantor shall at all times comply with the requirements of the insurance policies required hereunder and of the issuers of such policies and of any board of fire underwriters or similar body as applicable to or affecting the Premises.

         2.04 RESERVE FOR INSURANCE, TAXES AND ASSESSMENTS. Upon the occurrence of an Event of Default and upon the written request of Agent, to secure certain of Grantor's obligations in paragraphs (c) and (d) above, but not in lieu of such obligations, Grantor will deposit with Agent a sum equal to ad valorem taxes, assessments and charges (which charges for the purpose of this paragraph shall include without limitation any recurring charge which could result in a lien against the Premises) against the Premises for the current year and the premiums for such policies of insurance for the current year, all as estimated by Agent and prorated to the end of the calendar month following the month during which Agent's request is made, and thereafter will deposit with Agent, on each date when an installment of principal and/or interest is due on the Notes, sufficient funds (as estimated from time to time by Agent) to permit Agent to pay at least fifteen (15) days prior to the due date thereof, the next maturing ad valorem taxes, assessments and charges and premiums for such policies of insurance. Agent shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments. Any excess over the amounts required for such purposes shall be held by Agent for future use, applied to any secured indebtedness or refunded to grantor, at Agent's option, and any deficiency in such funds so deposited shall be made up by Grantor upon demand of Agent. All such funds so deposited shall bear no





                                                    SWI TENNESSEE DEED OF TRUST
                                      5
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interest, may be mingled with the general funds of Agent and shall be applied by Agent toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to Agent by Grantor (which statements shall be presented by Grantor to Agent a reasonable time before the applicable amount is due); provided, however, that, if a default shall have occurred hereunder, such funds may at Agent's option be applied to the payment of the secured indebtedness in the order determined by Agent in its sole discretion, and Agent may (but shall have no obligation) at any time, in its discretion, apply all or any part of such funds toward the payment of any such taxes, assessments, charges or premiums which are past due, together with any penalties or late charges with respect thereto. The conveyance or transfer of Grantor's interest in the Premises for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment or transfer of Grantor's interest in and rights to such funds held by Agent under this paragraph but subject to the rights of Agent hereunder.

         2.05 CONDEMNATION. Grantor shall notify Agent immediately after Grantor becomes aware of any threatened or pending proceeding for condemnation affecting the Premises or arising out of damage to the Premises, and grantor shall, at Grantor's expense, diligently prosecute any such proceedings. Agent shall have the right (but not the obligation) to participate in any such proceeding, and to be represented by counsel of its own choice. Agent shall be entitled to receive all sums which may be awarded or become payable to grantor of the condemnation of the Premises, or any part thereof, for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to grantor for injury or damage to the Deed of Trust Property, provided it is applied to the secured indebtedness. Grantor shall, promptly upon request of Agent, execute such additional assignments and other documents as may be necessary from time to time to permit such participation and to enable Agent to collect and receipt for any such sums. All such sums are hereby assigned to Agent, and shall, after deduction therefrom of all reasonable expenses actually incurred by Agent, including reasonable attorneys' fees, at Agent's option be (1) released to grantor, or
(2) applied (upon compliance with such terms and conditions as may be required by Agent) to repair or restoration of the Premises so affected, or (3) applied to the payment of the secured indebtedness in such order and manner as Agent, in its sole discretion, may elect, whether or not due. Agent shall not be, under any circumstances, liable or responsible for failure to collect or to exercise diligence in the collection of any such sum or for failure to see to the proper application of any amount paid over to grantor. Agent is hereby authorized, in the name of grantor, to execute and deliver valid acquittances for, and to appeal from, any such award, judgment or decree. All reasonable costs and expenses (including but not limited to reasonable attorneys' fees) incurred by Agent in connection with any condemnation shall be a demand obligation owing by Grantor (which Grantor hereby promises to pay) to Agent pursuant to this Deed of Trust.

         2.06.   CARE OF PREMISES.

(a) Grantor will keep any and all buildings, parking areas, roads, walkways, recreational facilities, landscaping, and all other improvements of any kind now or hereafter erected on the Land or any part thereof in good condition and repair, will not commit or suffer any waste and will not do or suffer to be done anything that would or could increase the risk of fire or other hazard to the Premises or any other part thereof or which would or could result in the cancellation of any insurance policy carried with respect to the Premises.

(b) Grantor will not remove, demolish, or materially alter the structural character of any Improvements located on the Land without the written consent of Beneficiary.





                                                    SWI TENNESSEE DEED OF TRUST
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(c)      If the Premises or any part thereof is damaged by fire or any other cause, Grantor will give immediate written notice thereof to Beneficiary.

(d) Beneficiary or its representative is hereby authorized to enter upon and inspect the Premises at any time during normal business hours.

(e) Grantor will promptly comply with all present and future laws, ordinances, rules, and regulations of any governmental authority affecting the Premises or any part thereof.

(f) If all or any part of the Premises shall be damaged by fire or other casualty, Grantor will promptly restore the Premises to the equivalent of its original condition; and if a part of the Premises shall be damaged through condemnation, Grantor will promptly restore, repair, or alter the remaining portions of the Premises in a manner reasonably satisfactory to Beneficiary. Notwithstanding the foregoing, Grantor shall not be obligated so to restore unless in each instance, Beneficiary agrees to make available to Grantor (pursuant to a procedure satisfactory to Beneficiary) any net insurance or condemnation proceeds actually received by Beneficiary hereunder in connection with such casualty loss or condemnation, to the extent such proceeds are required to defray the expense of such restoration; provided, however, that the insufficiency of any such insurance or condemnation proceeds to defray the entire expense of restoration shall in no way relieve Grantor of its obligation to restore. In the event all or any portion of the Premises shall be damaged or destroyed by fire or other casualty or by condemnation, Grantor shall promptly deposit with Beneficiary a sum equal to the amount by which the estimated cost of the restoration of the Premises (as determined by Beneficiary in its good faith judgment) exceeds the actual net insurance or condemnation proceeds with respect to such damage or destruction.

         2.07. ASSIGNMENT OF LEASES. To secure the payment of the Secured Indebtedness, Grantor hereby grants, transfers, and assigns to Beneficiary all of the right, title, and interest of Grantor in and to any and all present and future leases and licenses of the Premises (collectively the "LEASES"), together with all renewals, modifications or extensions thereof; together with all rents, income, and profits arising therefrom; together with all options or other rights pertaining thereto; and together with all present or future policies of lease insurance and guarantees, if any, of the obligations of the lessee or licensee under any Lease.

         2.08. SECURITY AGREEMENT. With respect to the apparatus, fittings, fixtures, and articles of personal property referred to or described in this Deed of Trust, or in any way connected with the use and enjoyment of the Premises, this Deed of Trust is hereby made and declared to be a security agreement encumbering each and every item of personal property included herein as a part of the Premises, in compliance with the provisions of the Uniform Commercial Code as enacted in the state of Tennessee, and Grantor hereby grants to Beneficiary a security interest in said personal property (including any fixtures that are personal property under applicable state law). A financing statement or statements reciting this Deed of Trust to be a security agreement affecting all of said personal property aforementioned shall be executed by Grantor and Beneficiary and appropriately filed. The remedies for any violation of the covenants, terms, and conditions of the security agreement contained in this Deed of Trust, or otherwise in respect of an Event of Default hereunder, shall be (i) as prescribed herein, or (ii) as prescribed by general law, or (iii) as prescribed by the specific statutory consequences now or hereafter enacted and specified in said Uniform Commercial Code, all at Beneficiary's sole election. Grantor and Beneficiary agree that the filing of such financing statement(s) in the records normally having to do with personal property shall not in any way affect the agreement of Grantor and Beneficiary that everything used in connection with the production of income from the Premises or adapted for use therein or which





                                                    SWI TENNESSEE DEED OF TRUST
is described or reflected in this Deed of Trust, is, and at all times and for all purposes and in all proceedings, both legal or equitable, shall be, regarded as part of the real estate conveyed hereby regardless of whether (a) any such item is physically attached to the Improvements, (b) serial numbers are used for the better identification of certain items capable of being thus identified in an Exhibit to this Deed of Trust, or (c) any such item is referred to or reflected in any such financing statement(s) so filed at any time. Similarly, the mention in any such financing statement(s) of the rights in and to (aa) the proceeds of any fire and/or hazard insurance policy, or (bb) any award in eminent domain proceedings for a taking or for loss of value, or
(cc) Grantor's interest as lessor in any present or future lease or rights to income growing out of the use and/or occupancy of the Premises, whether pursuant to lease or otherwise, shall not in any way alter any of the rights of Beneficiary as determined by this instrument or affect the priority of Beneficiary's security interest granted hereby or by any other recorded document, it being understood and agreed that such mention in such financing statement(s) is solely for the protection of Beneficiary in the event any court shall at any time hold, with respect to the foregoing items (aa), (bb), or
(cc), that notice of Beneficiary's priority of interest, to be effective against a particular class of persons, must be filed in the Uniform Commercial Code records.

         2.09. EXPENSES. Grantor will pay or reimburse Beneficiary, upon demand therefor, for all reasonable attorney's fees, costs and expenses incurred by Trustee and/or Beneficiary in any suit, action, legal proceeding or dispute of any kind in which Trustee and/or Beneficiary is made a party or appears as party plaintiff or defendant, affecting the Secured Indebtedness, this Deed of Trust or the interest created herein, or the Premises, including, but not limited to, the exercise of the power of sale contained in this Deed of Trust, any condemnation action involving the Premises or any action to protect the security hereof, and any such amounts paid by Trustee and/or Beneficiary shall be added to the Secured Indebtedness and shall be secured by this Deed of Trust.

         2.10. ESTOPPEL AFFIDAVITS. Grantor, upon ten (10) days' prior written notice, shall furnish Beneficiary a written statement, duly acknowledged, setting forth the unpaid principal of, and interest on, the Secured Indebtedness, stating whether any off-sets or defenses exist against the Secured Indebtedness, or any portion thereof, and, if such off-sets or defenses exist, stating in detail the specific facts relating to each such off-set or defense.

         2.11. SUBROGATION. To the full extent of the Secured Indebtedness, Beneficiary is hereby subrogated to the liens, claims, and demands, and to the rights of the owners and holders of each and every lien, claim, demand, and other encumbrance on the Premises which is paid or satisfied, in whole or in part, out of the proceeds of the Secured Indebtedness, and the respective liens, claims, demands, and other encumbrances shall be, and each of them is hereby preserved and shall pass to and be held by Beneficiary as additional collateral and further security for the Secured Indebtedness, to the same extent they would have been preserved and would have been passed to and held by Beneficiary had they been duly and legally assigned, transferred, set over, and delivered unto Beneficiary by assignment, notwithstanding the fact that the same may be satisfied and canceled of record.

         2.12. LIMIT OF VALIDITY. If from any circumstances whatsoever, fulfillment of any provision of this Deed of Trust or of the Promissory Notes, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Deed of Trust or under the Promissory Notes that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity. The





                                                    SWI TENNESSEE DEED OF TRUST
provisions of this paragraph 1.13 shall control every other provision of this Deed of Trust and of the Promissory Notes.

         2.13. NO DEFAULT AFFIDAVITS. At Beneficiary's written request, Grantor shall deliver to Beneficiary the affidavit of Borrower and/or Grantor or a principal financial or accounting officer of Borrower and/or Grantor, swearing that Borrower and/or Grantor knows of no Event of Default (as hereinafter defined), nor of any default, which after notice or lapse of time or both would constitute an Event of Default, which has occurred and is continuing or, if any such default or Event of Default has occurred and is continuing, specifying the nature and period of existence thereof and the action Borrower and/or Grantor has taken or proposes to take with respect thereto and, except as otherwise specified, stating that Grantor has fulfilled all of Grantor's obligations under this Deed of Trust that are required to be fulfilled on or prior to the date of such affidavit.

         2.14. LEGAL ACTIONS. In the event that Trustee and/or Beneficiary is made a party, either voluntarily or involuntarily, in any action or proceeding affecting the Premises, the Promissory Notes, the Secured Indebtedness, or the validity or priority of this Deed of Trust, Borrower and/or Grantor shall immediately, upon demand, reimburse Trustee and/or Beneficiary for all reasonable costs, expenses, and liabilities incurred by Beneficiary by reason of any such action or proceeding, including reasonable attorney's fees, and any such amounts paid by Trustee and/or Beneficiary shall be added to the Secured Indebtedness and shall be secured by this Deed of Trust.

         2.15. USE AND MANAGEMENT OF PREMISES. Grantor shall at all times operate the buildings and other improvements located upon the Premises as its ice plant.

         2.16. CONVEYANCE OF PREMISES. Grantor shall not by any instrument, means or device whatsoever, convey, assign, sell, transfer, lease, mortgage or encumber any or all of its interest in the Premises, whether legal or equitable, present or future, vested or contingent, without the prior written consent of Beneficiary or unless otherwise permitted under the Credit Agreement. Beneficiary's consent to such a transfer, if given, shall not release or alter in any manner the liability of Grantor or anyone who has assumed or guaranteed the payment of the Secured Indebtedness or any portion thereof. At the option of Beneficiary, the Secured Indebtedness shall be immediately due and payable in the event that Grantor conveys all or any portion of the Premises or any interest therein, or in the event that Grantor's equitable title thereto or interest therein shall be assigned, transferred or conveyed in any manner, or upon the transfer or conveyance of any interest in Borrower, without obtaining Beneficiary's prior written consent thereto unless permitted by the Credit Agreement and any waiver or consent for any prior transfer shall not preclude Beneficiary from declaring the Secured Indebtedness due and payable for any subsequent transfer.

         2.17. ACQUISITION OF COLLATERAL. Grantor shall not acquire any portion of the personal property covered by this Deed of Trust subject to any security interest, conditional sales contract, title retention arrangement, or other charge or lien taking precedence over the security title and lien of this Deed of Trust unless the same is permitted under the Credit Agreement.

         2.18. SALE BY FORECLOSURE OF PRIOR ENCUMBRANCES. In the event that this Deed of Trust shall now or at any time after the date hereof be subordinate to any other encumbrance on the Premises, Grantor hereby agrees that the lien of this conveyance shall extend to the entire interest of Grantor in the Premises conveyed hereby, and shall extend to the interest of Grantor in the proceeds from any sale of said Premises, whether by foreclosure of any such prior encumbrance or otherwise, to the extent any such proceeds exceed the amount necessary to satisfy such prior encumbrance(s). Any trustee or other





                                                    SWI TENNESSEE DEED OF TRUST
person conducting any such sale or foreclosure is hereby directed to pay such excess proceeds to Beneficiary to the extent necessary to pay the Secured Indebtedness in full, notwithstanding any provision to the contrary contained in any prior encumbrance.

         2.19. HAZARDOUS SUBSTANCES. For purposes of this Section 1.20, "RELEVANT ENVIRONMENTAL LAWS" shall mean all Federal, state or local statutes, regulations, rules, judicial determinations and decisions by any judicial, legislative or executive body of any governmental or quasi-governmental entity, whether in the past, the present or the future, that in any way relate to the existence, removal of, or exposure to any hazardous substances at the Premises or the effects on the environment of the Premises or of any activity now, previously, or hereafter conducted on the Premises.

(a) To the best of Grantor's knowledge, there are presently no violations of the Relevant Environmental Laws at the Premises and Grantor hereby represents and agrees that the Premises and all operations thereon comply and shall continue to comply strictly in all respects with the Relevant Environmental Laws.

(b) Grantor is not aware of any claims or litigation related to, and has not received any communication from any person concerning any violation or alleged violation of, Relevant Environmental Laws at the Premises which have not been rectified to the satisfaction of the applicable regulatory authority. Grantor shall immediately notify Beneficiary of any such claims and shall furnish Beneficiary a copy of any such communication received after the date of this Deed of Trust.

(c) All permits required for the Premises pursuant to the Relevant Environmental Laws have been obtained and are in full force and effect and will remain so and any necessary permits will be obtained in the future when required.

(d) In the event any expert or consultant retained by Beneficiary to audit the Premises discovers a violation of Relevant Environmental Laws at the Premises, Grantor shall expeditiously carry out all written recommendations of said expert or consultant to remedy said violation. If Grantor fails to do so, within a reasonable period of time to carry out such recommendation, subject to applicable notice and cure periods, Beneficiary may, but shall not be obligated to, exercise its rights to do any one or more of the following: (i) elect that such failure constitutes an Event of Default pursuant to this Deed of Trust, or (ii) take any and all actions, at Grantor's expense, that Beneficiary deems necessary or desirable to cure said failure of compliance. No such action shall be a waiver of any right of Beneficiary hereunder or otherwise available, including, without limitation, the right to elect that such present or any future violation shall constitute an Event of Default under this Deed of Trust.


                                  ARTICLE III

         3.01. EVENTS OF DEFAULT. The terms "DEFAULT," "EVENT OF DEFAULT" or "EVENTS OF DEFAULT," wherever used in this Deed of Trust, shall mean any one or more of the following events:

(a) Failure by Borrower to pay as and when due and payable, subject to applicable notice and cure period, any portion of the Secured Indebtedness, as applicable; or




                                                    SWI TENNESSEE DEED OF TRUST

(b) Failure by Grantor duly to observe or perform any other term, covenant, condition, or agreement of this Deed of Trust, provided, any such failure, other than failure to fully perform any provision of
         Section 1.03 above, shall not be deemed an Event of Default hereunder until the delivery of written notice thereof to Borrower and the failure of Borrower to cure such default within thirty (30) days of the date of such notice; or

(c) Failure by Borrower duly to observe or perform any respective term, covenant, condition, or agreement in any of the Loan Documents or any other instrument or agreement now or hereafter evidencing, securing, or otherwise relating to the Promissory Notes, this Deed of Trust, or the Secured Indebtedness, as applicable within the period for performance and any grace period specified therein; or

(d) The occurrence of an event of default under any of the Loan Documents or any other instrument or agreement now or hereafter evidencing, securing or otherwise relating to the Promissory Notes or the Secured Indebtedness subject to applicable notice and cure periods; or

(e) Any warranty of Grantor contained in this Deed of Trust, or in any other instrument, document, transfer, conveyance, assignment or loan agreement given by Borrower with respect to the Secured Indebtedness, proving to be untrue or misleading in any material respect; or

(f) The Premises are subject to actual or threatened waste, or any material part thereof is removed, demolished, or altered without the prior written consent of Beneficiary; or

(g) Any claim of priority to this Deed of Trust, by title or lien, is asserted in any legal or equitable proceeding; or

(h) The filing by Borrower or any endorser or guarantor of the Promissory Notes of a voluntary petition in bankruptcy or Borrower's or any such endorser's or guarantor's adjudication as a bankrupt or insolvent; or the filing by Borrower or any endorser or guarantor of the Promissory Notes of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debtors; or Borrower's or any such endorser's or guarantor's seeking or consenting to or acquiescing in the appointment of any trustee, receiver or liquidator of Borrower or any such endorser or guarantor, or of all or any substantial part of the Premises or of any or all of the rents, issues, profits, or revenues thereof; or the making by Borrower or any such endorser or guarantor of any general assignment for the benefit of creditors; or the admission in writing by Borrower or any such endorser or guarantor of its or their inability to pay its or their debts generally as they become due; or the commission by Borrower or any such endorser or guarantor of an act of bankruptcy; or

(i) The entry by a court of competent jurisdiction of an order, judgment or decree approving a petition filed against Borrower or any endorser or guarantor of the Promissory Notes seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debtors or the appointment of any trustee, receiver or liquidator of Borrower or any endorser or guarantor of the Promissory Notes, or of all or any substantial part of the Premises or of any or all of the rents, issues, profits or revenues thereof without the




                                                    SWI TENNESSEE DEED OF TRUST
         consent or acquiescence of Borrower or any endorser or guarantor of the Promissory Notes, as the case may be; or

(j) Borrower is liquidated or dissolved or its charter expires or is revoked or any guarantor of the Promissory Notes dies or seeks to cancel or deny liability under the guaranty.

         3.02. ACCELERATION OF MATURITY. If an Event of Default shall have occurred and be continuing, then the entire Secured Indebtedness shall, at the option of Beneficiary, immediately become due and payable without notice or demand, time being of the essence of this Deed of Trust, and no omission on the part of Beneficiary to exercise such option when entitled to do so shall be construed as a waiver of such right.

         3.03.   RIGHT TO ENTER AND TAKE POSSESSION.

(a) If an Event of Default shall have occurred and be continuing, Grantor, upon demand of Beneficiary, shall forthwith surrender to Beneficiary the actual possession of the Premises and if, and to the extent permitted by law, Beneficiary itself, or by such officers or agents as it may appoint, may enter and take possession of all or any part of the Premises without the appointment of a receiver or an application therefor, and may exclude Grantor and its agents and employees wholly therefrom, and have joint access with Grantor to the books, papers, and accounts of Grantor;

(b) If Grantor shall for any reason fail to surrender or deliver the Premises or any part thereof after such demand by Beneficiary, Beneficiary may obtain a judgment or decree conferring upon Beneficiary the right to immediate possession or requiring Grantor to deliver immediate possession of the Premises to Beneficiary, and Grantor hereby specifically consents to the entry of such judgment or decree. Grantor will pay to Beneficiary, upon demand, all reasonable expenses of obtaining such judgment or decree, including reasonable compensation to Beneficiary, its attorneys and agents, and all such expenses and compensation shall, until paid, become part of the Secured Indebtedness and shall be secured by this Deed of Trust;

(c) Upon every such entering upon or taking of possession, Beneficiary may hold, store, use, operate, manage, and control the Premises and conduct the business thereof, all in a reasonable manner and, from time to time (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments, and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty, and other property; (ii) contract to keep the Premises insured; (iii) manage and operate the Premises and exercise all of the rights and powers of Grantor to the same extent as Grantor could in its own name or otherwise act with respect to the same; and
         (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted to Beneficiary, all as Beneficiary from time to time may determine to be in its best interest. Beneficiary may collect and receive all the rents, issues, profits, and revenues from the Premises, including those past due as well as those accruing thereafter, and, after deducting (aa) all reasonable expenses of taking, holding, managing, and operating the Premises (including compensation for the services of all persons employed for such purposes); (bb) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions; (cc) the cost of such insurance; (dd) such taxes, assessments, and other similar charges as Beneficiary may at its option pay; (ee) other proper charges upon the Premises or any part thereof; and (ff) the reasonable compensation, expenses, and disbursements of the attorneys and agents of Beneficiary, Beneficiary shall apply the





                                                    SWI TENNESSEE DEED OF TRUST
         remainder of the monies and proceeds so received by Beneficiary, first, to the payment of accrued interest; second, to the payment of other sums required to be paid hereunder; and third, to the payment of overdue installments of principal. Anything in this paragraph 2.03 to the contrary notwithstanding, Beneficiary shall not be obligated to discharge or perform the duties of a landlord to any tenant or incur any liability as a result of any exercise by Beneficiary of its rights under this Deed of Trust, and Beneficiary shall be liable to account only for the rents, incomes, issues and profits actually received by Beneficiary;

(d) Whenever all such interest, deposits, and principal installments and other sums due under any of the terms, covenants, conditions, and agreements of this Deed of Trust shall have been paid and all Events of Default shall have been cured, Beneficiary shall surrender possession of the Premises to Grantor, its successors or assigns. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

         3.04. PERFORMANCE BY BENEFICIARY. If Borrower and/or Grantor shall default in the payment, performance or observance of any term, covenant or condition of this Deed of Trust, Beneficiary may, at its option, pay, perform or observe the same, and all reasonable payments made or costs or expenses incurred by Beneficiary in connection therewith, with interest thereon at the Maximum Rate provided in the Promissory Notes, shall be secured hereby and shall be, upon written demand, immediately repaid by Borrower and/or Grantor to Beneficiary. Beneficiary shall be the sole judge of the necessity for any such actions and of the amounts to be paid. Beneficiary is hereby empowered to enter and to authorize others to enter upon the Premises or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Grantor or any person in possession holding under Grantor.

         3.05. RECEIVER. If an Event of Default shall have occurred and be continuing, Beneficiary, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right, without notice and without regard to the occupancy or value of any security for the Secured Indebtedness or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Premises and to collect and apply the rents, issues, profits, and revenues thereof. The receiver shall have all of the rights and powers permitted under the laws of the state wherein the Land is situated. Borrower and/or Grantor will pay unto Beneficiary upon demand all reasonable expenses, including receiver's fees, attorneys' fees, costs, and agents' compensation, incurred pursuant to the provisions of this paragraph 2.05, and any such amounts paid by Borrower and/or Grantor shall be added to the Secured Indebtedness and shall be secured by this Deed of Trust.

         3.06.   ENFORCEMENT.

(a) If any Event of Default shall have occurred and be continuing, Trustee, or the agent or successor of Trustee, at the request of Beneficiary shall sell the Premises or any part of the Premises at one or more public sales before the door of the courthouse of the county in which the Land or any part of the Land is situated, to the highest bidder for cash (or credit upon the Secured Indebtedness if Beneficiary is the successful bidder), and in bar of the right of redemption (statutory or otherwise), the equity of redemption, homestead, dower, elective or distributing share, any right of appraisement or valuation, and all other rights and exemptions of every kind, all of which are hereby expressly waived, in order to pay the Secured Indebtedness and all expenses of sale and of all proceedings in connection therewith, including reasonable attorneys' fees, after advertising the time, place and terms of sale at least three (3) different times in some newspaper of general circulation in Memphis, Tennessee, the first of which publications shall be





                                                    SWI TENNESSEE DEED OF TRUST
         at least twenty (20) days previous to said sale. At any such public sale, Beneficiary, may execute and deliver to the purchaser a conveyance of the Premises or any part of the Premises in fee simple. In the event of any sale under this Deed of Trust by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceedings or otherwise, the Premises may be sold as an entirety or in separate parcels and in such manner or order as Beneficiary in its sole discretion may elect, and if Beneficiary so elects, Trustee or Beneficiary may sell the personal property covered by this Deed of Trust at one or more separate sales in any manner permitted by the Uniform Commercial Code as enacted in the state of Tennessee and one or more exercises of the powers herein granted shall not extinguish or exhaust such powers, until the entire Premises are sold or the Secured Indebtedness is paid in full. If the Secured Indebtedness is now or hereafter further secured by any chattel mortgages, pledges, contracts of guaranty, assignments of lease or other security instruments, Beneficiary at its option may exhaust the remedies granted under any of said security instruments or this Deed of Trust either concurrently or independently, and in such order as Beneficiary may determine.

         Said sale may be adjourned by the Trustee, or its agent or successors, and reset at a later date without additional publication; provided that an announcement to that effect be made at the scheduled place of sale at the time and on the date the sale is originally set.

(b) If an Event of Default shall have occurred and be continuing, Beneficiary may, in addition to and not in abrogation of the rights covered under subparagraph (a) of this paragraph 2.06, either with or without entry or taking possession as herein provided or otherwise, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to enforce payment of the Promissory Notes or the performance of any term, covenant, condition or agreement of this Deed of Trust or any other right, and (ii) to pursue any other remedy available to it, all as Beneficiary in its sole discretion shall elect.

         3.07. PURCHASE BY BENEFICIARY. Upon any foreclosure sale or sale of all or any portion of the Premises under the power herein granted, Beneficiary may bid for and purchase the Premises and shall be entitled to apply all or any part of the Secured Indebtedness as a credit to the purchase price.

         3.08. APPLICATION OF PROCEEDS OF SALE. In the event of a foreclosure or other sale of all or any portion of the Premises, the proceeds of said sale shall be applied, first, to the reasonable expenses of such sale and of all proceedings in connection therewith, including reasonable fees of the attorney and trustee (and attorney and trustee fees and expenses shall become absolutely due and payable whenever foreclosure is commenced); then to insurance premiums, liens, assessments, taxes and charges including utility charges advanced by Beneficiary, and interest thereon; then to payment of the Secured Indebtedness and accrued interest thereon, in such order of priority as Beneficiary shall determine, in its sole discretion; and finally the remainder, if any, shall be paid to Borrower, or to the person or entity lawfully entitled thereto.

         3.09. GRANTOR AS TENANT HOLDING OVER. In the event of any such foreclosure sale or sale under the powers herein granted, Grantor (if Grantor shall remain in possession) shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

         3.10. WAIVER OF APPRAISEMENT, VALUATION, ETC. Grantor agrees, to the full extent permitted by law, that in case of a default on the part of Grantor hereunder, neither Grantor nor anyone claiming through or under Grantor will set up, claim or seek to take advantage of any appraisement, valuation,





                                                    SWI TENNESSEE DEED OF TRUST
stay, extension, homestead, exemption, or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, or the absolute sale of the Premises, or the delivery of possession thereof immediately after such sale to the purchaser at such sale, and Grantor, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets subject to the security interest of this Deed of Trust marshaled upon any foreclosure or sale under the power herein granted.

         3.11. LEASES. Beneficiary, at its option, is authorized to foreclose this Deed of Trust subject to the rights of any tenants of the Premises, and the failure to make any such tenants parties to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted to be by Grantor, a defense to any proceeding instituted by Beneficiary to collect the sums secured hereby.

         3.12. DISCONTINUANCE OF PROCEEDINGS. In case Beneficiary shall have proceeded to enforce any right, power or remedy under this Deed of Trust by foreclosure, entry, or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Beneficiary, then in every such case, Grantor, Trustee, and Beneficiary shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Beneficiary shall continue as if no such proceeding had occurred.

         3.13. REMEDIES CUMULATIVE. No right, power, or remedy conferred upon or reserved to Beneficiary by this Deed of Trust is intended to be exclusive of any other right, power, or remedy, but each and every such right, power, and remedy shall be cumulative and concurrent and shall be in addition to any other right, power, and remedy given hereunder or now or hereafter existing at law, in equity, or by statute.

         3.14.  WAIVER.

(a) No delay or omission by Beneficiary or by any holder of the Promissory Notes to exercise any right, power or remedy accruing upon any default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such default, or acquiescence therein, and every right, power, and remedy given by this Deed of Trust to Beneficiary may be exercised from time to time and as often as may be deemed expedient by Beneficiary. No consent or waiver expressed or implied by Beneficiary to or of any breach or default by Grantor in the performance of the obligations of Grantor hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of the same or any other obligations of Borrower and/or Grantor hereunder. Failure on the part of Beneficiary to complain of any act or failure to act or failure to declare an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Beneficiary of its rights hereunder or impair any rights, powers, or remedies of Beneficiary hereunder.

(b) No acts or omission by Trustee or Beneficiary shall release, discharge, modify, change, or otherwise affect the original liability under the Promissory Notes or this Deed of Trust or any other obligation of Borrower and/or Grantor or any subsequent purchaser of the Premises or any part thereof, or any maker, cosigner, endorser, surety, or guarantor, nor preclude Trustee and/or Beneficiary from exercising any right, power or privilege herein granted or intended to be granted in the event of any default then existing or of any subsequent default, nor alter the lien of this Deed of Trust, except as expressly provided in an instrument or instruments executed by Beneficiary. Without limiting the generality of the foregoing, Beneficiary may (i) grant forbearance or an extension of time for the payment of all or any portion of the Secured





                                                    SWI TENNESSEE DEED OF TRUST

         Indebtedness; (ii) take other or additional security for the payment of any of the Secured Indebtedness; (iii) waive or fail to exercise any right granted herein or in the Promissory Notes; (iv) release any part of the Premises from the security interest or lien of this Deed of Trust or otherwise change any of the terms, covenants, conditions or agreements of the Promissory Notes or this Deed of Trust; (v) consent to the filing of any map, plat, or replat affecting the Premises; (vi) consent to the granting of any easement or other right affecting the Premises; (vii) make or consent to any agreement subordinating the security title or lien hereof, or (viii) take or omit to take any action whatsoever with respect to the Promissory Notes, this Deed of Trust, the Premises, or any document or instrument now or hereafter evidencing, securing or in any way related to the Secured Indebtedness, all without releasing, discharging, modifying, changing, or affecting any such liability, or precluding Beneficiary from exercising any such right, power or privilege or affecting the lien of this Deed of Trust. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Premises, Beneficiary, without notice, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Premises or the Secured Indebtedness, or with reference to any of the terms, covenants, conditions, or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.

         3.15. SUITS TO PROTECT THE PREMISES. Beneficiary shall have power to institute and maintain such suits and proceedings as it may deem expedient
(a) to prevent any impairment of the Premises by any acts which may be unlawful or constitute a default under this Deed of Trust; (b) to preserve or protect its interest in the Premises and in the rents, issues, profits and revenues arising therefrom; and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule, or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of Beneficiary.

         3.16. PROOFS OF CLAIM. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, or other proceedings affecting Grantor, its creditors or its property, Beneficiary, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Beneficiary allowed in such proceedings for the entire amount due and payable by Grantor under this Deed of Trust at the date of the institution of such proceedings and for any additional amount which may become due and payable by Borrower hereunder after such date.





                                                    SWI TENNESSEE DEED OF TRUST

                                   ARTICLE IV

         4.01. SUCCESSORS AND ASSIGNS; SUCCESSOR TRUSTEE. This Deed of Trust shall inure to the benefit of and be binding upon Borrower, Trustee, and Beneficiary and their respective heirs, executors, legal representatives, successors, successors-in-title, and assigns. Whenever a reference is made in this Deed of Trust to "Grantor," "Borrower," "Trustee," or "Beneficiary," such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors, successors-in-title, and assigns of Grantor,
Borrower, Trustee, or Beneficiary, as the case may be.   In the event of the
death, absence, inability or refusal to act of Trustee, or for any other reason, Beneficiary at any time and from time to time shall have the right to name and appoint, by instrument in writing recorded in the appropriate records in the office(s) in which this Deed of Trust is recorded, a successor to execute this trust, who shall be vested with all of the right, title, estate, powers, privileges and duties of the above-named Trustee without the necessity of any conveyance from the above named Trustee or any successor.

         4.02. TERMINOLOGY. All personal pronouns used in this Deed of Trust, whether used in the masculine, feminine, or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Titles and Articles are for convenience only and neither limit nor amplify the provisions of this Deed of Trust, and all references herein to Articles, paragraphs, or subparagraphs shall refer to the corresponding Articles, paragraphs, or subparagraphs of this Deed of Trust unless specific reference is made to Articles, paragraphs, or subparagraphs of another document or instrument.

         4.03. SEVERABILITY. If any provisions of this Deed of Trust or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Deed of Trust and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         4.04. APPLICABLE LAW. This Deed of Trust, and its validity, enforcement and interpretation, shall be governed by Texas law (without regard to any conflict of laws principles) and applicable United States federal law, except to the extent of procedural and substantive maters relating only to the creation and perfection of liens and security interests in, and the enforcement of rights and remedies against, the Premises, which matters shall be governed by the laws of the state of Tennessee.

         4.05. NOTICES. Any and all notices, elections, or demands permitted or required to be made under this Deed of Trust shall be in writing, signed by the party giving such notice, election or demand, and shall be delivered personally, or sent by registered or certified mail, to the other party at the address set forth below, or at such other address as may hereafter be supplied in writing. The date of personal delivery or the date of mailing, as the case may be, shall be the date of such notice, election, or demand. For the purposes of this Deed of Trust:

         The address of Grantor is:         8572 Katy Freeway, Suite 101
                                            Houston, Texas  77024

                                            Attention:       A.J. Lewis, III




                                                    SWI TENNESSEE DEED OF TRUST
         with a copy to:               Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                       300 Convent, Suite 1500
                                       San Antonio, Texas  78205

                                       Attention:       Alan Schoenbaum

         The address of Agent is:      P.O. Box 1600
                                       San Antonio, Texas 78296-1400

                                       Attention:       Richard D. Young

         4.06. GREATER ESTATE. In the event that Grantor is the owner of a leasehold estate or any other estate less than a fee simple with respect to any portion of the Premises and, prior to the satisfaction of the Secured Indebtedness and the cancellation of this Deed of Trust of record, Grantor obtains a greater estate or interest in such portion of the Premises, then, such greater estate or interest shall automatically and without further action of any kind on the part of Grantor be and become subject to the lien of this Deed of Trust.

         4.07. REPLACEMENT OF PROMISSORY NOTES. Upon receipt of evidence reasonably satisfactory to Borrower of the loss, theft, destruction, or mutilation of the Promissory Notes, and in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Borrower or, in the case of any such mutilation, upon surrender and cancellation of the Promissory Notes, Borrower at Beneficiary's expense will execute and deliver, in lieu thereof, a replacement note, identical in form and substance to the Promissory Notes and dated as of the date of the Promissory Notes, and upon such execution and delivery all references in this Deed of Trust to the Promissory Notes shall be deemed to refer to such replacement note.

         4.08. ASSIGNMENT. This Deed of Trust is assignable by Beneficiary and any assignment hereof by Beneficiary shall operate to vest in the assignee all rights and powers herein conferred upon and granted to Beneficiary.

         4.09. TIME OF THE ESSENCE. Time is of the essence with respect to each and every covenant, agreement, and obligation of Borrower under this Deed of Trust, the Promissory Notes and any and all other instruments now or hereafter evidencing, securing or otherwise relating to the Secured Indebtedness.

         4.10. EXTENSIONS, ETC. Borrower and Beneficiary may agree to extend the time for payment of all or any part of the Secured Indebtedness, or reduce, rearrange, or otherwise modify the terms of payment thereof, or accept a renewal note or promissory note therefor, all without notice to or the consent of any junior lienholder or any other person having an interest in the Premises subordinate to the lien of this Deed of Trust, and without the consent of Grantor if Grantor has then parted with title to the Premises. No such extension, reduction, modification or renewal shall affect the priority of this Deed of Trust or impair the security hereof in any manner whatsoever, or release, discharge or otherwise affect in any manner the personal liability of Borrower to Beneficiary or the liability of any other person now or hereafter liable for payment of the Secured Indebtedness or any part thereof.





                                                    SWI TENNESSEE DEED OF TRUST

         4.11.  INDEMNITY.

(a) Borrower agrees to indemnify Beneficiary from and against any and all claims, losses and liabilities growing out of or resulting from this Deed of Trust (including, without limitation, enforcement of this Deed of Trust), except claims, losses or liabilities resulting from the Beneficiary's gross negligence or willful misconduct.

(b) Upon demand, Borrower will pay to the Beneficiary the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Beneficiary may incur in connection with the failure by the Borrower to perform or observe any of the provisions hereof.

         4.12. BUSINESS DAYS. If any payment date under the Secured Indebtedness falls on a day that is not a business day of Beneficiary, or if the last day of any notice period falls on such a day, the payment shall be due and the notice period shall end on the next preceding business day of Beneficiary.

         4.13. FINANCING STATEMENT AND FIXTURE FILING. This Deed of Trust shall constitute a security agreement with respect to (and the Grantor hereby grants the Beneficiary a security interest in) all personal property and fixtures included in the Premises as more specifically described in paragraphs
(a), (b), and (c) of the granting clause hereof. The Grantor will, from time to time, at the request of the Beneficiary, execute any and all financing statements covering such personal property and fixtures (in a form satisfactory to the Beneficiary) which the Beneficiary may reasonably consider necessary or appropriate to perfect its security interest. From the date of its recording, this Deed of Trust shall be effective as a financing statement filed as a fixture filing with respect to all goods constituting part of the Premises (as more particularly described in (b) of the granting clause of this Deed of Trust) which are or are to become fixtures related to the real estate described herein. For this purpose, the following information is set forth:

(a)      Name and Address of Borrower:        Packaged Ice, Inc.
                                              8572 Katy Freeway, Suite 101
                                              Houston, Texas  77024

                                              Attention:     A.J. Lewis, III


(b)      Name and Address of Secured Party:   The Frost National Bank, as Agent
                                              P.O. Box 1600
                                              San Antonio, Texas 78296-1400

                                              Attention:     Richard D. Young


(c)      This document covers goods which are or are to become fixtures.

(d)      The name of the record owner of the land is Southwestern Ice, Inc.





                                                    SWI TENNESSEE DEED OF TRUST

         IN WITNESS WHEREOF, Grantor has executed this Deed of Trust, or has caused this Deed of Trust to be executed, as of the day and year first above written.

                                  SOUTHWESTERN ICE, INC., a Texas corporation


                                  By:
                                     --------------------------------------
                                     James F. Stuart, Chief Executive Officer


STATE OF TEXAS            )
                          )
COUNTY OF BEXAR           )

         Before me, a Notary Public of the state and county aforesaid, personally appeared James F. Stuart, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be Chief Executive Officer of SOUTHWESTERN ICE, INC., the within named bargainor, a corporation, and that he/she as such Chief Executive Officer, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by himself/herself as Chief Executive Officer.


         WITNESS MY HAND AND SEAL, at office in San Antonio, Texas, this _____ day of September, 1997.


                                     --------------------------------------
                                     NOTARY PUBLIC

My Commission Expires:


---------------------


                                                    SWI Tennessee Deed of Trust

                                   EXHIBIT A

                               Legal Description





                                                    SWI TENNESSEE DEED OF TRUST
                                     21